Carolina Financial Corporation Reports Results for the Fourth Quarter of 2019

NEWS RELEASE – For Release January 31, 2020, 4:00PM

For More Information, Contact:

William A. Gehman III, EVP and CFO, 843.723.7700

Charleston, S.C. January 31, 2020 - Carolina Financial Corporation (the “Company”) (NASDAQ: CARO) today announced financial results for the fourth quarter of 2019.

Financial highlights at and for the three months ended December 31, 2019, include:

•	Net income for Q4 2019 increased 6.8% to $16.5 million, or $0.74 per diluted share, from $15.4 million, or $0.68 per diluted share for Q4 2018.

•	Operating earnings for Q4 2019, which exclude certain non-operating income and expenses, increased 6.8% to $18.1 million, or $0.81 per diluted share, from $16.9 million, or $0.75 per diluted share, for Q4 2018.

•	Operating earnings for Q4 2019 have been adjusted to eliminate the following items:

o	Merger-related expenses of $2.3 million.
o	The fair value gain on interest rate swaps of approximately $873,000.

o	The loss on early extinguishment of debt of approximately $77,000.

•	Performance ratios for Q4 2019 compared to Q4 2018:

o	Return on average assets was 1.66% compared to 1.67%.

o	Operating return on average assets was 1.82% compared to 1.83%.

o	Return on average tangible equity was 13.55% compared to 14.53%.

o	Operating return on average tangible equity was 14.86% compared to 15.92%.

•	On December 31, 2019, the Company closed its acquisition of Carolina Trust BancShares, Inc. (“Carolina Trust”). The acquisition added $481.0 million of loans receivable, gross and $540.2 million of deposits.
•	Loans receivable, gross grew $703.6 million since December 31, 2018. Excluding the impact of loans acquired from Carolina Trust, loans receivable, gross grew $222.6 million, or 8.8% since December 31, 2018.

•	Total deposits increased $690.2 million since December 31, 2018. Excluding the impact of deposits acquired from Carolina Trust, deposits increased $150.0 million since December 31, 2018.

•	On December 3, 2018, the Company announced that the Board of Directors had approved a plan to repurchase up to $25 million in shares of the Company’s common stock through open market and privately negotiated transactions over the next three years. The Company began stock repurchases on December 4, 2018. During the fourth quarter of 2019, the Company repurchased approximately 9,000 shares at an average price of $34.77. Cumulatively since December 4, 2018, the Company repurchased approximately 390,000 shares at an average price of $32.01.

•	On November 17, 2019, the Company announced the execution of an agreement and plan of merger with United Bankshares, Inc. (“United”) (NASDAQ: UBSI), pursuant to which the Company will merge with and into United, with United as the surviving corporation of the merger. Pursuant to the merger agreement, each outstanding share of the Company’s common stock will be converted into the right to receive 1.13 shares of United common stock, par value $2.50 per share, resulting in an aggregate transaction value of approximately $1.1 billion, based on closing price of a share of United’s common stock as of that date. The transaction is subject to customary regulatory and shareholder approvals.

Financial Results

Carolina Financial Corporation

•	The Company reported net income for Q4 2019 of $16.5 million, or $0.74 per diluted share, as compared to $15.4 million, or $0.68 per diluted share, for Q4 2018.

o	Accretion income from acquired loans was $1.6 million for Q4 2019. Included in net income for Q4 2018 was a recovery of interest income of $0.9 million related to a payoff of a purchased credit impaired loan. Excluding the recovery, accretion income from acquired loans was $1.9 million for Q4 2018.

•	Operating earnings for Q4 2019, which exclude certain non-operating income and expenses, increased 6.8% to $18.1 million, or $0.81 per diluted share, from $16.9 million, or $0.75 per diluted share, for Q4 2018.

o	Included in net income for Q4 2019 were merger-related expenses of $2.3 million, a fair value gain on interest rate swaps of approximately $873,000 and a loss on early extinguishment of debt of approximately $77,000.

o	Included in net income for Q4 2018 was a fair value loss on interest rate swaps of $2.2 million and a gain on sale of securities of approximately $346,000.

•	The Company reported net income for the year ended December 31, 2019 of $62.7 million or $2.80 per diluted share, as compared to $49.7 million, or $2.26 per diluted share, for the year ended December 31, 2018.

o	Accretion income from acquired loans was $7.6 million for the year ended December 31, 2019 compared to $9.8 million for the year ended December 31, 2018. Provision for loan losses during the year ended December 31, 2019 and 2018 was $2.6 million and $2.1 million, respectively.

•	Operating earnings for the year ended December 31, 2019, which exclude certain non-operating income and expenses, increased to $67.6 million, or $3.02 per diluted share compared to $62.8 million, or $2.86 per diluted share, for the same period of 2018.

o	Included in net income for the year ended December 31, 2019 was a fair value loss on interest rate swaps of $3.7 million, a temporary impairment of mortgage servicing rights of $3.1 million, a gain on sale of securities of $3.9 million, a loss on early extinguishment of debt of approximately $178,000 and merger-related expenses of $2.8 million.
o	Included in net income for the year ended December 31, 2018 was a fair value loss on interest rate swaps of approximately $340,000, a loss on sale of securities of $1.9 million and merger-related expenses of $15.2 million.

•	The Company’s net interest margin-tax equivalent (NIM) decreased to 3.94% for Q4 2019 compared to 4.23% for Q4 2018. Q4 2019 net interest income included accretion income from acquired loans of $1.6 million (18 bps to NIM) and early payoff fees of approximately $282,000 (3 bps to NIM). Q4 2018 accretion income included a recovery of interest income of approximately $0.9 million (11 bps to NIM), accretion income from acquired loans of $1.9 million (22 bps to NIM) and early payoff fees of approximately $414,000 (6 bps to NIM).

o	Excluding accretion income from acquired loans and early payoff fees, Q4 2019 net interest margin was 3.73% compared to 3.84% in Q4 2018.

•	The Company reported book value per common share of $30.14 and $25.83 as of December 31, 2019 and 2018, respectively. Tangible book value per common share was $22.00 and $19.36 as of December 31, 2019 and 2018, respectively.

•	At December 31, 2019, the Company’s regulatory capital ratios exceeded the minimum levels currently required. Stockholders’ equity totaled $743.4 million as of December 31, 2019 compared to $575.3 million at December 31, 2018. Tangible equity to tangible assets at December 31, 2019 was 12.04% compared to 11.83% at December 31, 2018.

•	During Q4 2019, the Company repurchased approximately 9,000 shares at an average price of $34.77.

Banking Segment

•	Banking segment net income increased 3.1% to $15.9 million for Q4 2019 compared to $15.4 million for Q4 2018. Accretion income from acquired loans was $1.6 million for Q4 2019. Included in net income for Q4 2018 was a recovery of interest income of $0.9 million related to a payoff of a purchased credit impaired loan. Excluding the recovery, accretion income from acquired loans was $1.9 million for Q4 2018.

•	Banking segment net income increased 27.7% to $63.4 million for the year ended December 31, 2019 compared to $49.6 million for the year ended December 31, 2018. Accretion income from acquired loans was $7.6 million for the year ended December 31, 2019 compared to $9.8 million for the year ended December 31, 2018. Provision for loan losses during the year ended December 31, 2019 and 2018 was $2.6 million and $2.1 million, respectively.

•	Banking segment operating earnings increased 3.5% to $17.5 million for Q4 2019 compared to $16.9 million for Q4 2018.

•	Banking segment operating earnings increased 4.9% to $65.9 million for the year ended December 31, 2019 compared to $62.8 million for the year ended December 31, 2018.

•	Provision for loan losses during Q4 2019 was $580,000. Provision for loan losses during Q4 2018 was $750,000. The provision for loan losses was primarily driven by the organic loan growth.

•	Non-performing assets were 0.59% and 0.35% of total assets at December 31, 2019 and 2018, respectively. The increase in the NPA ratio was primarily due to two fully collateralized lending relationships.

•	Loans receivable, gross grew $703.6 million since December 31, 2018. Excluding the impact of loans acquired from Carolina Trust, loans receivable, gross grew $222.6 million, or 8.8% since December 31, 2018.

•	Total deposits increased $690.2 million since December 31, 2018. Excluding the impact of deposits acquired from Carolina Trust, deposits increased $150.0 million since December 31, 2018.

Wholesale Mortgage Banking

•	Net income for the wholesale mortgage banking segment was approximately $949,000 for Q4 2019 compared to net income of approximately $599,000 for Q4 2018. Net income was $1.6 million for the year ended December 31, 2019 compared to $2.3 million for the year ended December 31, 2018.

o	Included in net income for the year ended December 31, 2019 was a temporary impairment of mortgage servicing rights (MSR) of $3.1 million. The Company does not hedge the mortgage servicing rights positions and the impact of falling long-term interest rates increased prepayment speed assumptions driving down the value of the MSR asset. Excluding the impact of the temporary impairment of mortgage servicing rights, operating earnings were $4.0 million for the year ended December 31, 2019.

•	Net margin was 2.03% for the three months ended December 31, 2019 compared to 1.84% for the three months ended December 31, 2018. Originations for Q4 2019 and Q4 2018 were $237.6 million and $168.0 million, respectively.

•	Net margin was 2.04% for the year ended December 31, 2019 compared to 1.74% for the year ended December 31, 2018. Originations for the year ended December 31, 2019 and 2018 were $800.0 million and $744.2 million, respectively.

Dividend Declared

On January 30, 2020, the Company declared a $0.10 dividend per common share, payable on April 6, 2020 to stockholders of record on March 16, 2020.

About Carolina Financial Corporation

Carolina Financial Corporation (NASDAQ: CARO) is the holding company of CresCom Bank, which also owns and operates Atlanta-based Crescent Mortgage Company.  As of December 31, 2019, Carolina Financial Corporation had approximately $4.7 billion in total assets and Crescent Mortgage Company was approved to originate loans in 48 states partnering with community banks, credit unions and mortgage brokers.

Addendum to News Release – Use of Certain Non-GAAP Financial Measures and Forward-Looking Statements

This news release contains financial information determined by methods other than in accordance with generally accepted accounting principles (“GAAP”). Such statements should be read along with the accompanying tables, which provide a reconciliation of non-GAAP measures to GAAP measures. This news release and the accompanying tables discuss financial measures, including but not limited to, core deposits, tangible book value, operating earnings and net income related to segments of the Company, which are non-GAAP measures. We believe that such non-GAAP measures are useful because they enhance the ability of investors and management to evaluate and compare the Company’s operating results from period to period in a meaningful manner. Non-GAAP measures should not be considered as an alternative to any measure of performance as promulgated under GAAP. Investors should consider the Company’s performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of the company. Non-GAAP measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the Company’s results or financial condition as reported under GAAP.

Please refer to the Non-GAAP reconciliation tables later in this release for additional information.

Forward-Looking Statements

Certain statements in this news release contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, such as statements relating to future plans and expectations, and are thus prospective.  Such forward-looking statements include but are not limited to statements with respect to our plans, objectives, expectations and intentions and other statements that are not historical facts, and other statements identified by words such as “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “targets,” and “projects,” as well as similar expressions.  Such statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from future results expressed or implied by such forward-looking statements.  Although we believe that the assumptions underlying the forward-looking statements are reasonable, any of the assumptions could prove to be inaccurate.  Therefore, we can give no assurance that the results contemplated in the forward-looking statements will be realized.  The inclusion of this forward-looking information should not be construed as a representation by the Company or any person that the future events, plans, or expectations contemplated by the Company will occur or be achieved.

The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) competitive pressures among depository and other financial institutions may increase significantly and have an effect on pricing, spending, third-party relationships and revenues; (2) the strength of the United States economy in general and the strength of the local economies in which we conduct operations may be different than expected resulting in, among other things, a deterioration in the credit quality or a reduced demand for credit, including the resultant effect on the Company’s loan portfolio and allowance for loan losses; (3) the rate of delinquencies and amounts of charge-offs, the level of allowance for loan loss, the rates of loan growth, or adverse changes in asset quality in our loan portfolio, which may result in increased credit risk-related losses and expenses; (4) the risk that the preliminary financial information reported herein and our current preliminary analysis will be different when our review is finalized; (5) changes in the U.S. legal and regulatory framework including, but not limited to, the Dodd-Frank Act and regulations adopted thereunder; (6) adverse conditions in the stock market, the public debt market and other capital markets (including changes in interest rate conditions) could have a negative impact on the Company; (7) the business related to acquisitions may not be integrated successfully or such integration may take longer to accomplish than expected; (8) the expected cost savings and any revenue synergies from acquisitions may not be fully realized within expected timeframes; (9) disruption from acquisitions may make it more difficult to maintain relationships with clients, associates, or suppliers; and (10) the impact of hurricanes and other natural disasters on our loan portfolio and the economic prospects of our coastal markets.  Additional factors that could cause our results to differ materially from those described in the forward-looking statements can be found in our reports (such as our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the SEC and available at the SEC’s Internet site (http://www.sec.gov).  All subsequent written and oral forward-looking statements concerning the Company or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. We do not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made.

###

CAROLINA FINANCIAL CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS

	December 31, 2019	December 31, 2018
	(Unaudited)	(Audited)
	(In thousands)
ASSETS
Cash and due from banks	$41,411	28,857
Interest-bearing cash	91,792	33,276
Cash and cash equivalents	133,203	62,133
Securities available-for-sale	879,235	842,801
Federal Home Loan Bank stock, at cost	23,280	21,696
Other investments	3,521	3,450
Derivative assets	1,791	4,032
Loans held for sale	31,282	16,972
Loans receivable, gross	3,227,937	2,524,336
Allowance for loan losses	(16,521)	(14,463)
Loans receivable, net	3,211,416	2,509,873

Premises and equipment, net	70,702	60,866
Right of use operating lease asset	17,163	—
Accrued interest receivable	14,951	13,494
Real estate acquired through foreclosure, net	2,325	1,534
Deferred tax assets, net	2,463	5,786
Mortgage servicing rights	25,941	32,933
Cash value life insurance	71,267	58,728
Core deposit intangible	16,621	16,462
Goodwill	184,259	127,592
Other assets	19,453	12,396
Total assets	$4,708,873	3,790,748

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Noninterest-bearing deposits	$668,616	547,022
Interest-bearing deposits	2,739,745	2,171,171
Total deposits	3,408,361	2,718,193
Short-term borrowed funds	449,814	405,500
Long-term debt	42,761	59,436
Right of use operating lease liability	17,593	—
Derivative liabilities	3,427	1,232
Drafts outstanding	8,193	8,129
Advances from borrowers for insurance and taxes	3,288	4,100
Accrued interest payable	2,450	1,591
Reserve for mortgage repurchase losses	892	1,292
Dividends payable to stockholders	2,227	1,576
Accrued expenses and other liabilities	26,427	14,414
Total liabilities	3,965,433	3,215,463
Stockholders’ equity:
Preferred stock	—	—
Common stock	248	224
Additional paid-in capital	514,272	408,224
Retained earnings	221,103	167,173
Accumulated other comprehensive income (loss), net of tax	7,817	(336)
Total stockholders’ equity	743,440	575,285
Total liabilities and stockholders’ equity	$4,708,873	3,790,748

CAROLINA FINANCIAL CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

	For the Three Months		For the Year
	Ended December 31,		Ended December 31,
	2019	2018	2019	2018
	(In thousands, except share data)
Interest income
Loans	$37,769	35,214	147,921	133,252
Investment securities	6,214	7,243	27,424	26,222
Dividends from Federal Home Loan Bank stock	280	253	1,203	1,004
Other interest income	123	209	568	580
Total interest income	44,386	42,919	177,116	161,058
Interest expense
Deposits	6,882	5,808	27,106	18,727
Short-term borrowed funds	1,652	1,576	8,328	6,064
Long-term debt	539	643	2,432	2,457
Total interest expense	9,073	8,027	37,866	27,248
Net interest income	35,313	34,892	139,250	133,810
Provision for loan losses	580	750	2,580	2,059
Net interest income after provision for loan losses	34,733	34,142	136,670	131,751
Noninterest income
Mortgage banking income	5,527	3,593	19,326	15,295
Deposit service charges	1,726	1,775	6,814	7,755
Net loss on extinguishment of debt	(77)	—	(178)	—
Net gain (loss) on sale of securities	—	346	3,891	(1,946)
Fair value adjustments on interest rate swaps	873	(2,222)	(3,659)	(340)
Net increase in cash value life insurance	395	377	1,591	1,530
Mortgage loan servicing income	2,413	2,624	10,107	9,052
Debit card income, net	1,500	1,246	4,839	4,809
Other	934	781	4,379	3,741
Total noninterest income	13,291	8,520	47,110	39,896
Noninterest expense
Salaries and employee benefits	13,559	12,857	53,822	53,517
Occupancy and equipment	4,379	4,101	16,902	15,961
Marketing and public relations	307	320	1,614	1,330
FDIC insurance	—	285	502	1,090
Recovery of mortgage loan repurchase losses	(100)	(150)	(400)	(600)
Legal expense	66	95	438	422
Other real estate expense (income), net	92	(10)	422	(13)
Mortgage subservicing expense	697	696	2,872	2,468
Amortization of mortgage servicing rights	1,570	1,239	5,721	4,206
Impairment of mortgage servicing rights	—	—	3,100	—
Amortization of core deposit intangible	706	763	2,910	3,139
Merger-related expenses	2,270	—	2,753	15,216
Other	3,013	3,041	12,436	12,472
Total noninterest expense	26,559	23,237	103,092	109,208
Income before income taxes	21,465	19,425	80,688	62,439
Income tax expense	4,972	3,981	17,948	12,769
Net income	$16,493	15,444	62,740	49,670

Earnings per common share:
Basic	$0.74	0.69	2.83	2.28
Diluted	$0.74	0.68	2.80	2.26
Dividends declared per common share	$0.10	0.07	0.36	0.25
Weighted average common shares outstanding:
Basic	22,140,187	22,416,190	22,168,082	21,756,595
Diluted	22,363,814	22,587,466	22,385,127	21,972,857

CAROLINA FINANCIAL CORPORATION
(Unaudited)

	At or for the Three Months Ended
Selected Financial Data:	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018
	(Dollars in thousands)
Selected Average Balances:
Total assets	$3,978,345	3,891,019	3,878,269	3,826,116	3,700,795
Investment securities and FHLB stock	822,430	815,207	832,224	833,720	838,834
Loans receivable, net	2,711,061	2,639,921	2,610,394	2,535,192	2,428,603
Loans held for sale	31,436	29,733	21,905	13,754	20,120
Deposits	2,900,713	2,837,353	2,782,576	2,751,913	2,760,156
Stockholders’ equity	628,850	614,550	598,196	580,300	569,528

Performance Ratios (annualized):
Return on average stockholders’ equity	10.49%	10.82%	10.08%	10.03%	10.85%
Return on average tangible equity (Non-GAAP)	13.55%	14.08%	13.24%	13.32%	14.53%
Return on average assets	1.66%	1.71%	1.55%	1.52%	1.67%
Operating return on average stockholders’ equity (Non-GAAP)	11.50%	12.08%	10.87%	10.11%	11.88%
Operating return on average tangible equity (Non-GAAP)	14.86%	15.72%	14.28%	13.44%	15.92%
Operating return on average assets (Non-GAAP)	1.82%	1.91%	1.68%	1.53%	1.83%
Average earning assets to average total assets	90.28%	90.13%	89.83%	89.72%	89.64%
Average loans receivable to average deposits	93.46%	93.04%	93.81%	92.12%	87.99%
Average stockholders’ equity to average assets	15.81%	15.79%	15.42%	15.17%	15.39%
Net interest margin-tax equivalent (1)	3.94%	4.13%	3.99%	4.00%	4.23%
Net charge-offs (recoveries) to average loans receivable	0.03%	0.05%	(0.03)%	0.02%	(0.02)%
Nonperforming assets to period end loans receivable	0.85%	0.77%	0.54%	0.50%	0.53%
Nonperforming assets to total assets	0.59%	0.52%	0.37%	0.34%	0.35%
Nonperforming loans to total loans	0.78%	0.70%	0.50%	0.45%	0.47%
Allowance for loan losses as a percentage of gross loans receivable (end of period) (2)	0.51%	0.59%	0.60%	0.58%	0.57%
Allowance for loan losses as a percentage of gross non-acquired loans receivable (Non-GAAP)	0.74%	0.74%	0.77%	0.77%	0.79%
Allowance for loan losses as a percentage of nonperforming loans (2)	65.44%	84.73%	120.51%	129.74%	123.13%

Nonperforming Assets, excluding purchased credit impaired:
Loans 90 days or more past due and still accruing	$81	—	—	—	20
Nonaccrual loans	25,166	19,032	13,167	11,578	11,721
Total nonperforming loans	25,247	19,032	13,167	11,578	11,741
Real estate acquired through foreclosure, net	2,325	1,832	1,218	1,335	1,534
Total nonperforming assets	$27,572	20,864	14,385	12,913	13,275

(1)	Net interest margin-tax equivalent reflects tax-exempt income on a tax-equivalent basis.
(2)	Acquired loans represent 30.7%, 20.2%, 22.7%, 24.9%, and 27.2%, of gross loans receivable at December 31, 2019, September 30, 2019, June 30, 2019, March 31, 2019, and December 31, 2018, respectively.

Carolina Financial Corporation

Segment Information

(Unaudited)

(Dollars in thousands)

	For the Three Months		For the Year		Increase (Decrease)
	Ended December 31,		Ended December 31,		Three
	2019	2018	2019	2018	Months	Year
Segment net income:
Community banking	$15,933	15,449	63,382	49,624	484	13,758
Wholesale mortgage banking	949	599	1,572	2,315	350	(743)
Other	(424)	(594)	(2,299)	(2,266)	170	(33)
Eliminations	35	(10)	85	(3)	45	88
Total net income	$16,493	15,444	62,740	49,670	1,049	13,070

	For the Three Months Ended
	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018
Segment net income:
Community banking	$15,933	16,864	15,804	14,781	15,449
Wholesale mortgage banking	949	325	(92)	390	599
Other	(424)	(582)	(657)	(636)	(594)
Eliminations	35	21	19	10	(10)
Total net income	$16,493	16,628	15,074	14,545	15,444

	For the Three Months Ended December 31, 2019
	Community	Mortgage
	Banking	Banking	Other	Eliminations	Total
Interest income	$43,991	399	13	(17)	44,386
Interest expense	8,574	61	501	(63)	9,073
Net interest income (expense)	35,417	338	(488)	46	35,313
Provision for loan losses	589	(9)	—	—	580
Noninterest income from external customers	6,222	7,045	24	—	13,291
Intersegment noninterest income	242	—	—	(242)	—
Noninterest expense from external customers	20,423	5,924	212	—	26,559
Intersegment noninterest expense	—	240	2	(242)	—
Income (loss) before income taxes	20,869	1,228	(678)	46	21,465
Income tax expense (benefit)	4,936	279	(254)	11	4,972
Net income (loss)	$15,933	949	(424)	35	16,493

	For the Three Months Ended December 31, 2018
	Community	Mortgage
	Banking	Banking	Other	Eliminations	Total
Interest income	$42,577	480	15	(153)	42,919
Interest expense	7,494	170	537	(174)	8,027
Net interest income (expense)	35,083	310	(522)	21	34,892
Provision for loan losses	750	—	—	—	750
Noninterest income from external customers	2,990	5,507	23	—	8,520
Intersegment noninterest income	242	36	—	(278)	—
Noninterest expense from external customers	18,141	4,818	277	1	23,237
Intersegment noninterest expense	—	240	2	(242)	—
Income (loss) before income taxes	19,424	795	(778)	(16)	19,425
Income tax expense (benefit)	3,975	196	(184)	(6)	3,981
Net income (loss)	$15,449	599	(594)	(10)	15,444

Carolina Financial Corporation

Segment Information, Continued

(Unaudited)

(Dollars in thousands)

	For the Year Ended December 31, 2019
	Community	Mortgage
	Banking	Banking	Other	Eliminations	Total
Interest income	$175,726	1,695	59	(364)	177,116
Interest expense	35,736	483	2,138	(491)	37,866
Net interest income (expense)	139,990	1,212	(2,079)	127	139,250
Provision for loan losses	2,709	(129)	—	—	2,580
Noninterest income from external customers	21,384	25,652	74	—	47,110
Intersegment noninterest income	966	17	—	(983)	—
Noninterest expense from external customers	77,921	24,004	1,167	—	103,092
Intersegment noninterest expense	—	960	6	(966)	—
Income (loss) before income taxes	81,710	2,046	(3,178)	110	80,688
Income tax expense (benefit)	18,328	474	(879)	25	17,948
Net income (loss)	$63,382	1,572	(2,299)	85	62,740

	For the Year Ended December 31, 2018
	Community	Mortgage
	Banking	Banking	Other	Eliminations	Total
Interest income	$159,483	1,841	56	(322)	161,058
Interest expense	25,227	414	2,025	(418)	27,248
Net interest income (expense)	134,256	1,427	(1,969)	96	133,810
Provision for loan losses	2,034	25	—	—	2,059
Noninterest income from external customers	18,680	21,106	110	—	39,896
Intersegment noninterest income	966	99	—	(1,065)	—
Noninterest expense from external customers	89,459	18,631	1,117	1	109,208
Intersegment noninterest expense	—	960	6	(966)	—
Income (loss) before income taxes	62,409	3,016	(2,982)	(4)	62,439
Income tax expense (benefit)	12,785	701	(716)	(1)	12,769
Net income (loss)	$49,624	2,315	(2,266)	(3)	49,670

	Loan Originations		Mortgage Banking Income		Margin
	For the Three Months Ended December 31,
	2019	2018	2019	2018	2019	2018
Additional segment information:
Community banking	$24,473	16,935	706	509	2.88%	3.01%
Wholesale mortgage banking	237,604	168,002	4,821	3,084	2.03%	1.84%
Total	$262,077	184,937	5,527	3,593	2.11%	1.94%

	Loan Originations		Mortgage Banking Income		Margin
	For the Year Ended December 31,
	2019	2018	2019	2018	2019	2018
Additional segment information:
Community banking	$107,452	108,721	2,998	2,352	2.79%	2.16%
Wholesale mortgage banking	799,975	744,208	16,328	12,943	2.04%	1.74%
Total	$907,427	852,929	19,326	15,295	2.13%	1.79%

Carolina Financial Corporation

Reconciliation of Non-GAAP Financial Measures - Consolidated

(Unaudited)

(In thousands, except share data)

	At the Month Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2019	2019	2019	2019	2018

Core deposits:
Noninterest-bearing demand accounts	$668,616	611,959	616,823	575,990	547,022
Interest-bearing demand accounts	651,577	587,963	561,094	581,424	566,527
Savings accounts	218,786	180,827	184,764	188,725	192,322
Money market accounts	590,916	428,867	437,716	458,575	431,246
Total core deposits (Non-GAAP)	2,129,895	1,809,616	1,800,397	1,804,714	1,737,117

Certificates of deposit:
Less than $250,000	1,159,978	948,218	921,309	923,709	875,749
$250,000 or more	118,488	85,380	84,403	88,647	105,327
Total certificates of deposit	1,278,466	1,033,598	1,005,712	1,012,356	981,076
Total deposits	$3,408,361	2,843,214	2,806,109	2,817,070	2,718,193

Tangible book value per share:
Total stockholders’ equity	$743,440	621,595	605,579	589,150	575,285
Less intangible assets	(200,880)	(141,849)	(142,570)	(143,305)	(144,054)
Tangible common equity (Non-GAAP)	$542,560	479,746	463,009	445,845	431,231

Issued and outstanding shares	24,777,608	22,249,424	22,284,981	22,296,372	22,387,009
Less nonvested restricted stock awards	(112,549)	(115,933)	(109,728)	(111,578)	(117,966)
Period end dilutive shares	24,665,059	22,133,491	22,175,253	22,184,794	22,269,043

Total stockholders’ equity	$743,440	621,595	605,579	589,150	575,285
Divided by period end dilutive shares	24,665,059	22,133,491	22,175,253	22,184,794	22,269,043
Common book value per share	$30.14	28.08	27.31	26.56	25.83

Tangible common equity (Non-GAAP)	$542,560	479,746	463,009	445,845	431,231
Divided by period end dilutive shares	24,665,059	22,133,491	22,175,253	22,184,794	22,269,043
Tangible common book value per share (Non-GAAP)	$22.00	21.68	20.88	20.10	19.36

	At the Month Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2019	2019	2019	2019	2018
Acquired and non-acquired loans:
Acquired loans receivable	$989,534	548,754	601,193	644,461	686,401
Non-acquired gross loans receivable	2,238,403	2,173,427	2,050,043	1,946,149	1,837,935
Total gross loans receivable	$3,227,937	2,722,181	2,651,236	2,590,610	2,524,336
% Acquired	30.66%	20.16%	22.68%	24.88%	27.19%

Non-acquired loans	$2,238,403	2,173,427	2,050,043	1,946,149	1,837,935
Allowance for loan losses	16,521	16,125	15,867	15,021	14,463
Allowance for loan losses to non-acquired loans (Non-GAAP)	0.74%	0.74%	0.77%	0.77%	0.79%

Total gross loans receivable	$3,227,937	2,722,181	2,651,236	2,590,610	2,524,336
Allowance for loan losses	16,521	16,125	15,867	15,021	14,463
Allowance for loan losses to total gross loans receivable	0.51%	0.59%	0.60%	0.58%	0.57%

	For the Three Months Ended					For the Year Ended
	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018	December 31, 2019	December 31, 2018
Net interest margin - core:
Net interest margin-tax equivalent (1)	$35,672	36,539	34,661	33,899	35,349	140,773	135,122
Purchased loan accretion and early payoff charges and deferred fees	(1,916)	(3,209)	(1,521)	(1,617)	(3,283)	(8,264)	(11,491)
Net interest margin - core (2) (Non-GAAP)	$33,756	33,330	33,140	32,282	32,066	132,509	123,631

Loans receivable interest income - core:
Loans receivable interest income	$37,452	38,291	36,325	34,813	34,969	146,882	132,289
Purchased loan accretion and early payoff charges and deferred fees	(1,916)	(3,209)	(1,521)	(1,617)	(3,283)	(8,264)	(11,491)
Loans receivable interest income - core (2) (Non-GAAP)	$35,536	35,082	34,804	33,196	31,686	138,618	120,798

(1)	Net interest margin-tax equivalent reflects tax-exempt income on a tax-equivalent basis.
(2)	Net interest margin-core and yield on loans - core excludes the impact of purchase accounting accretion, loan payoff charges and related deferred fees recognized related to early loan repayments.

Carolina Financial Corporation

Reconciliation of Non-GAAP Financial Measures - Consolidated

(Unaudited)

(In thousands, except share data)

	For the Three Months Ended					For the Year Ended
	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018	December 31, 2019	December 31, 2018

As Reported:
Income before income taxes	$21,465	21,372	19,356	18,495	19,425	80,688	62,439
Tax expense	4,972	4,744	4,282	3,950	3,981	17,948	12,769
Net Income	$16,493	16,628	15,074	14,545	15,444	62,740	49,670

Average equity	$628,850	614,550	598,196	580,300	569,528	605,629	526,701
Average tangible equity (Non-GAAP)	486,716	472,349	455,270	436,630	425,105	462,902	381,110
Average assets	3,978,345	3,891,019	3,878,269	3,826,116	3,700,795	3,893,831	3,629,490
Average loans receivable	2,711,061	2,639,921	2,610,394	2,535,192	2,428,603	2,624,667	2,388,856
Average interest earning assets	3,591,503	3,507,155	3,483,713	3,432,818	3,322,894	3,504,258	3,252,914

Return on average assets	1.66%	1.71%	1.55%	1.52%	1.67%	1.61%	1.37%
Return on average equity	10.49%	10.82%	10.08%	10.03%	10.85%	10.36%	9.43%
Return on average tangible equity (Non-GAAP)	13.55%	14.08%	13.24%	13.32%	14.53%	13.55%	13.03%
Tangible equity to tangible assets (Non-GAAP)	12.04%	12.50%	12.36%	12.05%	11.83%	12.04%	11.83%
Net interest margin-tax equivalent (1)	3.94%	4.13%	3.99%	4.00%	4.23%	4.02%	4.15%
Net interest margin-core (2) (Non-GAAP)	3.73%	3.77%	3.82%	3.81%	3.84%	3.78%	3.80%
Yield on loans receivable-core (2) (Non-GAAP)	5.20%	5.27%	5.35%	5.31%	5.18%	5.28%	5.06%

Weighted average common shares outstanding:
Basic	22,140,187	22,149,567	22,189,508	22,193,861	22,416,190	22,168,082	21,756,595
Diluted	22,363,814	22,336,383	22,372,273	22,381,809	22,587,466	22,385,127	21,972,857
Earnings per common share:
Basic	$0.74	0.75	0.68	0.66	0.69	2.83	2.28
Diluted	$0.74	0.74	0.67	0.65	0.68	2.80	2.26

Operating Earnings and Performance Ratios:
Income before income taxes	$21,465	21,372	19,356	18,495	19,425	80,688	62,439
(Gain)/loss on sale of securities	—	(756)	(1,941)	(1,194)	(346)	(3,891)	1,946
Fair value adjustments on interest rate swaps	(873)	996	2,164	1,371	2,222	3,659	340
Merger related expenses	2,270	484	—	—	—	2,753	15,216
Loss on extinguishment of debt	77	70	31	—	—	178	—
Impairment of mortgage servicing rights	—	1,800	1,300	—	—	3,100	—
Operating earnings before income taxes	22,939	23,966	20,910	18,672	21,301	86,487	79,941
Tax expense (3)	4,858	5,400	4,653	4,001	4,379	18,868	17,105
Operating earnings (Non-GAAP)	$18,081	18,566	16,257	14,671	16,922	67,619	62,836

Average equity	$628,850	614,550	598,196	580,300	569,528	605,629	526,701
Less average intangible assets	(142,134)	(142,201)	(142,926)	(143,670)	(144,423)	(142,727)	(145,591)
Average tangible common equity (Non-GAAP)	$486,716	472,349	455,270	436,630	425,105	462,902	381,110

Average assets	$3,978,345	3,891,019	3,878,269	3,826,116	3,700,795	3,893,831	3,629,490
Less average intangible assets	(142,134)	(142,201)	(142,926)	(143,670)	(144,423)	(142,727)	(145,591)
Average tangible assets (Non-GAAP)	$3,836,211	3,748,818	3,735,343	3,682,446	3,556,372	3,751,104	3,483,899

Operating return on average assets (Non-GAAP)	1.82%	1.91%	1.68%	1.53%	1.83%	1.74%	1.73%
Operating return on average stockholders’ equity (Non-GAAP)	11.50%	12.08%	10.87%	10.11%	11.88%	11.17%	11.93%
Operating return on average tangible assets (Non-GAAP)	1.89%	1.98%	1.74%	1.59%	1.90%	1.80%	1.80%
Operating return on average tangible equity (Non-GAAP)	14.86%	15.72%	14.28%	13.44%	15.92%	14.61%	16.49%

Weighted average common shares outstanding:
Basic	22,140,187	22,149,567	22,189,508	22,193,861	22,416,190	22,168,082	21,756,595
Diluted	22,363,814	22,336,383	22,372,273	22,381,809	22,587,466	22,385,127	21,972,857
Operating earnings per common share:
Basic (Non-GAAP)	$0.82	0.84	0.73	0.66	0.75	3.05	2.89
Diluted (Non-GAAP)	$0.81	0.83	0.73	0.66	0.75	3.02	2.86

(1)	Net interest margin-tax equivalent reflects tax-exempt income on a tax-equivalent basis.
(2)	Net interest margin-core and yield on loans - core excludes the impact of purchase accounting accretion, loan payoff charges and related deferred fees recognized related to early loan repayments.
(3)	Tax expense is determined using the effective tax rate adjusted to eliminate the impact of the non-operating items.

Carolina Financial Corporation

Reconciliation of Non-GAAP Financial Measures - Community Banking Segment

(Unaudited)

(In thousands, except share data)

	For the Three Months Ended					For the Year Ended
	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018	December 31, 2019	December 31, 2018
Segment net income:
Community banking	$15,933	16,864	15,804	14,781	15,449	63,382	49,624
Wholesale mortgage banking	949	325	(92)	390	599	1,572	2,315
Other	(424)	(582)	(657)	(636)	(594)	(2,299)	(2,266)
Eliminations	35	21	19	10	(10)	85	(3)
Total net income	$16,493	16,628	15,074	14,545	15,444	62,740	49,670

Community banking segment operating earnings:
Income before income taxes	$20,869	21,716	20,299	18,827	19,424	81,710	62,409
Tax expense (1)	4,936	4,852	4,495	4,046	3,975	18,328	12,785
Bank segment net income	$15,933	16,864	15,804	14,781	15,449	63,382	49,624

Weighted average common shares outstanding:
Basic	22,140,187	22,149,567	22,189,508	22,193,861	22,416,190	22,168,082	21,756,595
Diluted	22,363,814	22,336,383	22,372,273	22,381,809	22,587,466	22,385,127	21,972,857

Bank segment earnings per common share:
Basic	$0.72	0.76	0.71	0.67	0.69	2.86	2.28
Diluted	$0.71	0.76	0.71	0.66	0.68	2.83	2.26

Bank segment income before taxes	$20,869	21,716	20,299	18,827	19,424	81,710	62,409
(Gain)/loss on sale of securities	—	(756)	(1,941)	(1,194)	(346)	(3,891)	1,941
Fair value adjustments on interest rate swaps	(873)	996	2,164	1,371	2,222	3,659	388
Loss on extinguishment of debt	77	70	31	—	—	178	—
Merger related expenses	2,270	484	—	—	—	2,753	15,216
Operating earnings before income taxes	22,343	22,510	20,553	19,004	21,300	84,409	79,954
Tax expense (1)	4,821	5,043	4,566	4,096	4,371	18,513	17,117
Operating bank segment earnings (Non-GAAP)	$17,522	17,467	15,987	14,908	16,929	65,896	62,837

Operating bank segment earnings per common share:
Basic (Non-GAAP)	$0.79	0.79	0.72	0.67	0.76	2.97	2.89
Diluted (Non-GAAP)	$0.78	0.78	0.71	0.67	0.75	2.94	2.86

(1)	Tax expense is determined using the effective tax rate adjusted to eliminate the impact of the non-operating items.